Filed pursuant to Rule 497(a)(1)
File No. 333-159720
Rule 482ad
Fifth Street Finance Corp. Prices Public Offering of Common Stock
     WHITE PLAINS, N.Y., September 22, 2009 — Fifth Street Finance Corp. (NYSE:FSC) today announced that it has priced its public offering of 4.8 million shares of common stock at a public offering price of $10.50 per share, for total gross proceeds of approximately $50.4 million. Fifth Street Finance Corp. has granted the underwriters an option to purchase up to an additional 720,000 shares of common stock to cover over-allotments, if any. Wells Fargo Securities, LLC and UBS Investment Bank are serving as joint book-running managers for the offering. Stifel, Nicolaus & Company, Incorporated is serving as a joint lead manager.
     The offering is subject to customary closing conditions and the shares are expected to be delivered on September 25, 2009.
     Fifth Street Finance Corp. expects to use substantially all of the net proceeds from this offering to make investments in small and mid-sized companies (including investments made through its small business investment company, or “SBIC,” subsidiary to the extent that it receives an SBIC license from the Small Business Administration) in accordance with its investment objectives and strategies described in its prospectus and the related prospectus supplement and for general corporate purposes, including working capital requirements.
     The offering is made pursuant to Fifth Street Finance Corp.’s existing effective shelf registration statement on Form N-2 filed with the Securities and Exchange Commission. Investors are advised to consider carefully the investment objectives, risks and charges and expenses of Fifth Street Finance Corp. before investing. The prospectus supplement, dated September 22, 2009, and prospectus, dated July 15, 2009, contain this and other information about Fifth Street Finance Corp. and should be read carefully before investing. The offering of these securities will be made only by means of a prospectus and a related prospectus supplement. A copy of the prospectus supplement, dated September 22, 2009, and prospectus, dated July 15, 2009, for the offering may be obtained from: Wells Fargo Securities, LLC, 375 Park Avenue, New York, NY 10152-4077, equity.syndicate@wachovia.com, or UBS Investment Bank, 299 Park Avenue, New York, NY 10171, Attn: Prospectus Department, or by calling Wells Fargo Securities, LLC at (800) 326-5897 or UBS Investment Bank at (888) 827-7275.
     This press release is neither an offer to sell nor a solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.
     About Fifth Street Finance Corp.

     Fifth Street Finance Corp. is a specialty finance company that lends to and invests in small and mid-sized companies in connection with an investment by private equity sponsors. Fifth Street Finance Corp’s investment objective is to maximize its portfolio’s total return by generating current income from its debt investments and capital appreciation from its equity investments.
Forward-Looking Statements
     This press release may contain certain forward-looking statements, including statements with regard to the completion of the offering. Words such as “believes,” “expects,” “projects,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements, and these factors are identified from time to time in our filings with the Securities and Exchange Commission. Fifth Street Finance Corp. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

CONTACT:	Fifth Street Finance Corp. Investor Relations Stacey Thorne, VP (914) 286-6811 Stacey@fifthstreetcap.com